Fourth-Quarter 2018 Results February 21, 2019 Exhibit 99.2

Q4 2018 Conference Call Details Live Webcast February 21, 2019 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Through March 7, 2019 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13687178 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements: All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” our expectations regarding our tax rate, our expectations regarding our integration of the A&S business and the impact of the A&S business on our overall business, including, the amount and timing of the expected synergies from the integration, our expectations regarding strong cash generation, our ability to de-lever our business, our expectations regarding growth opportunities and our ability to drive growth, our expectations regarding our ability to serve our customers and deliver value for our shareholders, our expectations regarding the strength of the markets, and the Company’s guidance for full year 2019.   In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing the Notes and the Altra Credit Facilities, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK vote to leave the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, and (36) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview Market Review A&S Integration Q4 Financial Review & 2019 Guidance Strategic Priorities Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer

2018: A Transformational Year Q4 2018 Financial Highlights 110% increase in net sales to $469.2 million Net loss of $5.0 million, or $0.08 per share, versus net income of $12.4 million, or $0.43 per diluted share, in Q4 2017 Non-GAAP adjusted net income of $42.1 million, or $0.65 per diluted share, versus $15.5 million, or $0.53 per diluted share, in the fourth quarter of 2017* Paid $25 million of debt since closing; ended 2018 with 3.9x net debt* A&S integration progressing on schedule Completed A&S merger creating $1.9 billion premier industrial company; Expanded technology portfolio, increased exposure to attractive markets and strengthened financial position 35% Q418 Non-GAAP Gross Margin* 17% Q418 Non-GAAP Operating Margin* 20% Q418 Non-GAAP adjusted EBITDA Margin* *See appendix for GAAP to non-GAAP reconciliations

A&S Integration Advancing Exceptionally Well $1.9bn Enhanced financial profile Global Leader in Precision Motion Control and Power Transmission Expanded suite of technology & solutions Positioned to accelerate innovation Increased exposure to attractive secular trends 90% of ~1,300 tactical action items completed A&S business now fully operational as part of Altra Sales collaborations underway to drive cross-selling Merging of complementary cultures proceeding well On track to achieve $10 to $12 million of synergies in 2019 and total of $52 million of synergies by year four Note: Combined company revenues expected to be approximately $1.9 billion for the twelve months ending December 31, 2019, see slide 10.

Fourth-Quarter Key End-Market Drivers Strength across Energy businesses including Wind & Renewables, Oil & Gas, and Power Generation Transportation market was strong with notable contributions from Truck market Advanced Material Handling & Factory Automation strong in Q4; continued market strength anticipated in 2019 Robotics market strong in Q4; anticipate softer demand in China in 2019 Medical Equipment Market demand expected to continue to improve in 2019 Mining market expected to continue to improve in 2019 Distribution growth expected to moderate in 2019 2018 Revenues By Market 1 1 Pro forma revenues for the period ending December 31, 2018. Management estimates.

Q4 2018 Financial Highlights YOY Q4 2018 Q4 2017** Sales 110% $469.2 $223.3 Organic Growth 5.5% FX (1.9%) GAAP Diluted EPS ($0.08) $0.43 Non-GAAP Diluted EPS* 23% $0.65 $0.53 Non-GAAP Income from Operations * 610 bps 16.8% 10.7% Non-GAAP Gross Profit* 470 bps 35.4% 30.7% Non-GAAP adjusted EBITDA Margin* 610 bps 20.3% 14.2% *See appendix for GAAP to non-GAAP reconciliations **Q417 results do not include A&S results

Balance Sheet Highlights Paying down debt and de-levering balance sheet are top priorities Paid down $20 million of debt in Q4; additional $5 million in January 2019 No share re-purchases in Q4 Balance Sheet Highlights (amounts in millions) Cash Total Debt Net Debt* Shareholders’ Equity Shareholders’ Equity plus Debt, less Cash Shares Outstanding Q$ 2018 $ 169.0 1,734.0 1,565.0 1,848.2 64.2 45.9% 54.1 100.0 52.0 276.0 224.0 396.7 620.7 29.1 2017 36.1 63.9 100.0 Balance Sheet Highlights (amounts in millions) Q4 2018 Q4 2017 Cash $169 $52 Total Debt $1,734 $276 Net Debt* $1,565 0.45851400445329898 $224 0.3608828741743193 Shareholders' Equity $1,848.2 0.54148599554670107 $396.7 0.63911712582568059 Shareholders' Equity plus Debt, less Cash $3,413.2 100.0% $620.70000000000005 100.0% Shares Outstanding 64.2 29.1 Total Debt Less Cash 0.45851400445329898 Shareholders' Equity 0.54148599554670107

2019 Guidance: Continued Sales and Earnings Growth Sales $1,920 to $1,950 million GAAP Diluted EPS $2.10 to $2.18 Non-GAAP Diluted EPS* $3.02 to $3.18 Non-GAAP Adjusted EBITDA* $415 to $430 million Capital Expenditures $60 to $65 million Depreciation and Amortization $130 to $140 million Tax Rate (before discrete items) 25% to 26.5%

Strategic Priorities Capitalize on the Opportunity to Drive Substantial Value Creation Execute on the A&S integration; deliver $52 million synergies De-lever and strengthen the balance sheet Accelerate topline growth

*Discussion of Non-GAAP Measures The following non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release.   Organic Sales Organic sales in this release excludes the impact of foreign currency translation.   Non-GAAP Net Income, Non-GAAP income from operations, and Non-GAAP Diluted earnings per share Non-GAAP net income, non-GAAP income from operations and non-GAAP earnings per share exclude acquisition related amortization, acquisition related costs, restructuring costs and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP operating margin is calculated by dividing Non-GAAP income from operations by GAAP Net Sales.   Non-GAAP gross profit Non-GAAP gross profit excludes amortization of inventory fair value adjustment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP gross profit is calculated by dividing Non-GAAP gross profit by GAAP Net Sales.   Adjusted EBITDA Adjusted EBITDA represents earnings before interest, taxes, depreciation, amortization, acquisition related costs, restructuring costs, stock-based compensation and other income or charges that management does not consider to be directly related to the Company’s core operating performance.   Non-GAAP Free cash flow Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities.   Non-GAAP operating working capital Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net debt is calculated by subtracting cash from total debt.

Appendix Non-GAAP Measures * .Non-GAAP Net Income (amounts in millions) !$ 2018 2017 Net income Restructuring and consolidation costs Loss on write-off of deferred financing costs Acquisition related stock compensation expense Amortization of inventory fair value adjustment Loss on partial settle4ment of pension plan Acquisition related expenses Amortization Expense Tax Impact of above adjustments Revaluation of U.S. net deferred taxes Tax on foreign earnings deemed to be repatriated Non-GAAP net income * diluted earnings per share $ (5.0) 2.3 1.2 2.0 14.2 – 24.3 17.9 (14.9) 42.1 0.65 (1) 12.4 0.4 1.7 0.5 2.4 (1.5) (7.8) 7.4 15.5 0.53 (2) tax impact is calculated by multiplying the estimated effective tax rate, 24.0% by the above items tax impact is calculated by multiplying the estimated effective tax rate, 29.7% by the above items Income from operations Income from operations Restructuring the consolidation costs related stock compensation expense of inventory fair value adjustment Amortization Expense Acquisition related expenses income from operations * Q$ 2018 2017 18.2 2.3 2.0 14.2 17.9 24.3 78.9 20.6 0.4 – 2.4 0.5 23.9 Gross profit Amortization of inventory fair value adjustmet 151.7 14.2 165.9 68.5 – Operating working Capital Accounts Receivable Inventories Accounts payable Operating Working Capital 259.8 231.2 (186..7) 304.2 135.5 145.6 (68.0) 213.1 Free Cash Flow Operating Cash Flow Less Capex $ 116.7 (37.5) 79.2 80.6 (32.8) 47.8 Total Debt Cash Net Debt As of December 31, 2018 $1,734.0 (169.0) 1565.1 Non-GAAP Net Income (amounts in millions) Q4 2018 Q4 2017 Net income $-5 $12.4 Restructuring and consolidation costs 2.2999999999999998 0.4 Loss on write-off of deferred financing costs 1.2 0 Acquisition related stock compensation expense 2 0 Amortization of inventory fair value adjustment 14.2 0 Loss on partial settlement of pension plan 0 1.7 Acquisition related expenses 24.3 0.5 Amortization Expense 17.899999999999999 2.4 Tax Impact of above adjustments -14.9 -1.5 Revaluation of U.S. net deferred taxes 0 -7.8 Tax on foreign earnings deemed to be repatriated 0 7.4 Non-GAAP net income * 42.1 15.499999999999998 Non-GAAP diluted earnings per share * $0.64631286304476132 -1 $0.53 -2 (1) tax impact is calculated by multiplying the estimated effective tax rate, 24.0% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 29.7% by the above items Non-GAAP Income from operations (amounts in millions) Q4 2018 Q4 2017 Income from operations $18.2 $20.6 Restructuring and consolidation costs 2.2999999999999998 0.4 Acquisition related stock compensation expense 2 0 Amortization of inventory fair value adjustment 14.2 0 Amortization Expense 17.899999999999999 2.4 Acquisition related expenses 24.3 0.5 Non-GAAP income from operations * $78.900000000000006 $23.9 Free Cash Flow (amounts in millions) Q4 2018 Q4 2017 Operating Cash Flow $116.7 $80.599999999999994 Less Capex -37.5 -32.799999999999997 Free Cash Flow $79.2 $47.8 Non-GAAP Operating Working Capital (amounts in millions) Q4 2018 Q4 2017 Accounts Receivable $259.8 $135.5 Inventories 231.2 145.6 Accounts Payable -,186.7 -68 Operating Working Capital $304.2 $213.10000000000002 Non-GAAP Gross Profit (amounts in millions) Q4 2018 Q4 2017 Gross Profit $151.69999999999999 $68.5 Amortization of inventory fair value adjustment 14.2 0 Non-GAAP Gross Profit $165.89999999999998 $68.5 Net Debt (amounts in millions) As of December 31, 2018 Total Debt $1,734 Cash -,169 Net Debt $1,565.1

Appendix Non-GAAP Measures * * Reconciliation of 2018 Non-GAAP Net Income and Diluted Eps Guidance (Amounts in millions except per share information) Net Income per Share diluted Restructuring and consolidation costs Acquisition related stock compensation expense amortization expense Taximpact of above adjustments ** Net Income Taximpact is calculated by multiplying the effective taxrate for the period of 25.8% by the above items. 2019 Adjusted EBITDA Fiscal Year Interest Expense Tax Expense Depreciation Amortization Expense Stock Based Compensation Restructuring and consolidation costs $135.8 – 141.1 80.0 77.5 47.3 47.5 60.0 65.0 70.0 75.0 16.9 5.0 7.0 415.0 430.0 *Reconciliation of 2018 Non-GAAP Net Income and Diluted EPS Guidance (Amounts in millions except per share information) Fiscal Year 2019 Fiscal Year 2019 Diluted earnings per share Net Income per Share Diluted $135.8 - $141.1 $2.10 - $2.18 Restructuring and consolidation costs 5.0 - 7.0 Acquisition related stock compensation expense 4.9000000000000004 Acquisition amortization expense 70 - 70.5 Tax impact of above adjustments** (20.6) - (22.4) Non-GAAP Net Income $195.2 - $205.7 $3.02 - $3.18 ** Tax impact is calculated by multiplying the effective tax rate for the period of 25.8% by the above items. *Reconciliation of 2019 Non-GAAP Adjusted EBITDA Guidance (Amounts in millions except per share information) Fiscal Year 2019 Net Income $135.8 - $141.1 Interest Expense 80.0 - 77.5 Tax Expense 47.3 - 47.5 Depreciation Expense 60.0 - 65.0 Amortization Expense 70.0 - 75.0 Stock Based Compensation 16.899999999999999 Restructuring and consolidation costs 5.0 - 7.0 Non-GAAP Adjusted EBITDA $415.0 - $430.0

Appendix Non-GAAP Adjusted EBITDA Reconciliation * * Based upon management's estimate of A&S's financial results for the last nine months. A&S's actual historical results have not yet been subject to an audit and cannot be verified at this point in time.  Moreover, the non-GAAP adjusted EBITDA of A&S cannot be reconciled to actual results because no such results are yet available to management.  Nonetheless, management believes that an estimate of A&S’s Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any. Net Income Asset Impairment and Other, Net taxes Interest Expense, net Depreciation Expense Amortization Expense Loss on write off of deferred financing costs Acquisition related expenses Loss on partial settlement of pension plans Stock compensation Expense Amortization of fair value of inventory Supplier warranty settlement Restructuring and consolidation expense Non –GAAP adjusted EBITDA Estimated A&S * Proforma Combined Q1 Q2 Q3 Q4 LTM 2018 $ 9.0 – 3.9 1.8 6.9 2.5 5.4 5.1 1.3 0.9 36.8 19.0 0.3 7.3 2.1 6.9 2.4 1.8 1.4 (2.0) 0.6 39.8 12.3 0.2 5.8 2.0 6.9 2.4 4.6 1.1 0.6 35.9 (4.9) (0.2) (0.6) 22.7 14.1 17.9 1.2 24.3 4.3 14.2 2.3 95.3 35.3 0.3 16.4 28.6 34.8 25.2 1.2 36.2 5.1 8.1 14.2 (2.0) 4.4 208.0 197.7 405.7 EBITDA Reconciliation (amounts in millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 LTM Net Income $9 $19 $12.3 $-4.9000000000000004 $35.299999999999997 Asset Impairment and Other, Net 0 0.3 0.2 -0.2 0.3 Taxes 3.9 7.3 5.8 -0.6 16.399999999999999 Interest Expense, net 1.8 2.1 2 22.7 28.6 Depreciation Expense 6.9 6.9 6.8999999999999986 14.1 34.799999999999997 Amortization Expense 2.5 2.4000000000000004 2.3999999999999995 17.899999999999999 25.2 Loss on write off of deferred financing costs 0 0 0 1.2 1.2 Acquisition related expenses 5.4 1.8 4.5999999999999996 24.3 36.200000000000003 Loss on partial settlement of pension plans 5.0999999999999996 0 0 0 5.0999999999999996 Stock Compensation Expense 1.3 1.4000000000000001 1.0999999999999994 4.3 8.1 Amortization of fair value of inventory 0 0 0 14.2 14.2 Supplier warranty settlement 0 -2 0 0 -2 Restructuring and consolidation expense 0.9 0.6 0.6 2.2999999999999998 4.4000000000000004 Non-GAAP Adjusted EBITDA $36.799999999999997 $39.799999999999997 $35.9 $95.3 $207.99999999999997 Estimated A&S Non-GAAP Adjusted EBITDA * $197.7 Proforma Combined Non-GAAP Adjusted EBITDA $405.69999999999993